Leases - Minimum Rental Commitments under Non-Cancelable Operating Leases Accounted for ASC 840 (Detail) $ in Thousands	Sep. 30, 2020 USD ($)
Schedule of Future Minimum Rental Payments for Operating Leases as accounted for per ASC 840 [Line Items]
2020	$ 69,043
2021	60,544
2022	51,863
2023	31,951
2024	24,350
Thereafter	93,845
Total	$ 331,596